UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2022
Concert Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36310	20-4839882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Suite 3000N Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 860-0045
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CNCE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 16, 2022 and August 19, 2022, Concert Pharmaceuticals, Inc. (the “Company”) received an aggregate of $20.9 million upon exercise of the remaining tranche 1 warrants to purchase 4,144 shares of Series X1 Preferred Stock issued to BVF Partners L.P. and RA Capital Management in November 2021.
The Company is also eligible to receive up to an additional $49.2 million if the tranche 2 warrants to purchase 8,125 shares of Series X1 Preferred Stock issued to BVF Partners L.P. and RA Capital Management in November 2021 are exercised in full. The tranche 2 warrants expire on October 31, 2022.
If the tranche 2 warrants are fully exercised, under its current operating plan, the Company would expect its cash, cash equivalents and investments to fund the Company beyond the anticipated submission of its New Drug Application (“NDA”) for CTP-543, which is expected in the first half of 2023.
Forward Looking Statements
Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including, among others, statements about the Company’s expectations regarding the timing of regulatory filings and the sufficiency of the Company’s cash, cash equivalents and investments to fund its operations, and any other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation, timing and design of future clinical trials, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results, including safety profiles, from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, expectations for the timing of the submission of an NDA, the availability of regulatory approvals, the availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements, expectations with respect to the protection of the Company’s intellectual property afforded by its patents and other factors discussed in the “Risk Factors” section of the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this Current Report on Form 8-K represent the Company’s views only as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaim any obligation to update any forward-looking statements included in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

Date:	August 22, 2022	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
Chief Legal Officer